================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 29, 2005



                              COMPUWARE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 000-20900


                MICHIGAN                                38-2007430
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

 ONE CAMPUS MARTIUS, DETROIT, MICHIGAN                  48226-5099
(Address of Principal Executive Offices)                (Zip Code)


      (Registrant's telephone number, including area code): (313) 227-7300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 21, 2005, Compuware Corporation ("Compuware") entered into a definitive Settlement Agreement with International Business Machines Corporation ("IBM") to settle all of the outstanding litigation and related disputes among the parties in Michigan and New York, which included the following cases:
Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-70906 (E.D. Mich. filed March 12, 2002); Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-70906 (E.D. Mich. filed March 12, 2002); Compuware Corp. v. Int'l Bus. Mach. Corp., No. 02-72752 (E.D. Mich. filed July 3, 2002); and Int'l Bus. Mach. Corp. v. Compuware Corp., No. 04-CV-000357 (CM)(LMS)(S.D.N.Y. filed January 15, 2004). In order to clarify certain terms in the Settlement Agreement, on November 29, 2005, the parties entered into an Amendment No. 1 to the Settlement Agreement. A copy of Amendment No. 1 to the Settlement Agreement is attached as Exhibit 10.97 and is incorporated herein by reference.

         Following the March 21, 2005 Settlement Agreement, it became clear that certain of the Agreement's details, terms and conditions required clarification. This Amendment provides that clarity and creates a framework that will help ensure both parties realize the full benefit of the Agreement. While the total amount of the settlement has not changed, the Amendment does extend the term of the Agreement. IBM will license $140 million of Compuware software and maintenance over a five year period and will offer Compuware the opportunity to bid on a minimum of $260 million of IBM-sourced services over a four-and-one-half year period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.97 Amendment Number 1 to Settlement Agreement dated November 29, 2005 by and among Compuware Corporation and International Business Machines Corporation.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPUWARE CORPORATION


Date: December 1, 2005              By:  /s/ Laura L. Fournier
                                         ------------------------
                                         Laura L. Fournier
                                         Senior Vice President
                                         Chief Financial Officer

                                INDEX OF EXHIBITS

EXHIBIT
  NO.                                DESCRIPTION
--------        -------------------------------------------------------------

10.97           Amendment Number 1 to Settlement Agreement dated
                November 29, 2005 by and among Compuware Corporation and International Business Machines Corporation..